UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 7, 2004

IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7190	65-0854631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1259 Northwest 21st Street

Pompano Beach, Florida 33069

(Address of Principal Executive Office) (Zip Code)

(954) 917-7665

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 7, 2004, Gary J. Hasbach resigned as President of Premix-Marbletite Manufacturing Co. (“Premix”) and Acrocrete, Inc. (“Acrocrete”), two of the principal operating subsidiaries of the Company.  Howard L. Ehler, Jr., the Company’s Chief Operating Officer and Chief Financial Officer, has assumed the positions of President of Premix and Acrocrete while maintaining his current position with the Company.

In addition, Stephen C. Brown, the President of the Company’s distribution subsidiary, Just-Rite Supply, Inc. (“Just Rite”), and Vice President of Sales and Marketing for Premix and Acrocrete, will assume certain of the responsibilities previously provided by Mr. Hasbach.

The information required to be provided on Mr. Ehler’s background is contained in Item 10 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2004 and is incorporated herein by this reference.  The material terms of his employment agreement with the Company dated July 26, 1993 are described in the Company’s definitive proxy statement filled with the Securities and Exchange Commission on April 12, 2004 and a copy of the employment agreement was filed as Exhibit 10.12 on Form 8-K dated July 26, 1993, which are incorporated by reference.

Mr. Brown, age 57, has served as the President of Just-Rite since June 1, 2004. From 2000 until his appointment as President of Just-Rite, Mr. Brown was retired. From 1997 until 2000, he served as President and CEO of Rugby Building Products, Inc. until its merger with Huttig Building Products. Rugby Building Products, Inc., a distributor of millwork products and other related building materials, at the time of its merger with Huttig, had annual sales of approximately $600 million.  From 1995 until 1997, he served as President of Armor Bond Building Products, a manufacturer of vinyl siding products, and from 1985 to 1995, as President of MacMillan Bloedel Building Materials, a $600 million wholesale distributor of forest products and other related building products.

Item 7.01

Regulation FD Disclosure.

The Company’s press release announcing the events described in Item 5.02 of this Form 8-K attached as Exhibit 99.1 is incorporated by reference to this Item 7.01.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

The following Exhibit is filed with this Report.

Exhibit No.	Description

99.1	Press Release issued by Imperial Industries, Inc. dated September 8, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IMPERIAL INDUSTRIES, INC.

Date: September 8, 2004	By:	/s/ HOWARD L. EHLER, JR.
Howard L. Ehler, Jr. Principal Executive Officer/ Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Imperial Industries, Inc. dated September 8, 2004